FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
Third Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2016	December 31, 2015
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2016 - $6,559,492; 2015 - $6,379,919)	$7,217,595	$6,637,776
Equity securities - available for sale, at fair value (cost: 2016 - $129,321; 2015 - $116,336)	136,977	121,667
Mortgage loans	781,517	744,303
Real estate	1,955	1,955
Policy loans	188,536	185,784
Short-term investments	8,960	28,251
Other investments	8,342	3,017
Total investments	8,343,882	7,722,753

Cash and cash equivalents	65,386	29,490
Securities and indebtedness of related parties	135,084	134,570
Accrued investment income	84,672	78,274
Amounts receivable from affiliates	5,272	2,834
Reinsurance recoverable	107,044	103,898
Deferred acquisition costs	215,230	335,783
Value of insurance in force acquired	22,300	20,913
Current income taxes recoverable	—	2,421
Other assets	83,943	75,811
Assets held in separate accounts	605,729	625,257

Total assets	$9,668,542	$9,132,004

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2016	December 31, 2015
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,008,877	$4,764,159
Traditional life insurance and accident and health products	1,683,210	1,637,322
Other policy claims and benefits	33,774	44,157
Supplementary contracts without life contingencies	330,996	339,929
Advance premiums and other deposits	260,814	254,276
Amounts payable to affiliates	771	575
Short-term debt payable to non-affiliates	—	15,000
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	11,259	—
Deferred income taxes	231,148	135,063
Other liabilities	90,624	84,792
Liabilities related to separate accounts	605,729	625,257
Total liabilities	8,354,202	7,997,530

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,863,246 in 2016 and 24,796,763 shares in 2015	152,102	149,248
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2016 and 2015	72	72
Accumulated other comprehensive income	292,828	114,532
Retained earnings	866,285	867,574
Total FBL Financial Group, Inc. stockholders' equity	1,314,287	1,134,426
Noncontrolling interest	53	48
Total stockholders' equity	1,314,340	1,134,474
Total liabilities and stockholders' equity	$9,668,542	$9,132,004

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Revenues:
Interest sensitive product charges	$25,851	$29,856	$82,989	$86,250
Traditional life insurance premiums	47,682	46,719	147,425	142,758
Net investment income	103,514	95,882	302,621	292,144
Net realized capital gains (losses) on sales of investments	646	(93)	(33)	7,509

Total other-than-temporary impairment losses	(25)	(559)	(3,769)	(719)
Non-credit portion in other comprehensive income	—	146	1,522	146
Net impairment losses recognized in earnings	(25)	(413)	(2,247)	(573)
Other income	3,616	3,543	11,480	12,097
Total revenues	181,284	175,494	542,235	540,185

Benefits and expenses:
Interest sensitive product benefits	65,882	53,940	178,860	163,121
Traditional life insurance benefits	42,121	41,604	130,059	131,967
Policyholder dividends	2,459	2,885	8,014	8,802
Underwriting, acquisition and insurance expenses	25,785	36,176	102,437	107,535
Interest expense	1,213	1,213	3,638	3,637
Other expenses	3,854	4,277	12,647	13,425
Total benefits and expenses	141,314	140,095	435,655	428,487
	39,970	35,399	106,580	111,698
Income taxes	(13,091)	(11,520)	(34,637)	(36,057)
Equity income, net of related income taxes	3,128	2,761	8,393	6,932
Net income	30,007	26,640	80,336	82,573
Net loss attributable to noncontrolling interest	10	19	7	49
Net income attributable to FBL Financial Group, Inc.	$30,017	$26,659	$80,343	$82,622

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$46,723	$24,018	$258,639	$(6,228)

Earnings per common share	$1.20	$1.07	$3.21	$3.31
Earnings per common share - assuming dilution	$1.20	$1.06	$3.21	$3.30

Cash dividends per common share	$0.42	$0.40	$1.26	$1.20
Special cash dividend per common share	$—	$—	$2.00	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Operating revenues:
Interest sensitive product charges	$29,861	$28,339	$28,111	$28,994	$25,897
Traditional life insurance premiums	46,719	48,198	50,138	49,605	47,682
Net investment income	98,253	98,434	97,318	99,137	101,333
Other income	3,543	3,534	3,639	4,225	3,616
Total operating revenues	178,376	178,505	179,206	181,961	178,528

Benefits and expenses:
Interest sensitive product benefits	55,516	55,105	53,253	57,035	65,221
Traditional life insurance benefits	41,604	44,178	44,565	43,394	42,121
Policyholder dividends	2,885	3,026	3,040	2,515	2,459
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,243	5,532	5,797	5,683	5,407
Amortization of deferred acquisition costs	9,504	8,767	9,550	11,352	(989)
Amortization of value of insurance in force acquired	667	585	552	749	547
Other underwriting expenses	21,108	21,100	21,952	21,334	20,471
Total underwriting, acquisition and insurance expenses	36,522	35,984	37,851	39,118	25,436
Interest expense	1,213	1,213	1,212	1,213	1,213
Other expenses	4,277	4,082	4,358	4,435	3,854
Total benefits and expenses	142,017	143,588	144,279	147,710	140,304
	36,359	34,917	34,927	34,251	38,224
Income taxes	(11,855)	(11,529)	(11,270)	(11,176)	(12,480)
Net loss (income) attributable to noncontrolling interest	19	5	9	(12)	10
Equity income, net of related income taxes	2,761	2,591	2,652	2,613	3,128
Operating income	27,284	25,984	26,318	25,676	28,882

Realized gains/losses on investments, net of offsets	(307)	4,077	(397)	(1,147)	402
Change in net unrealized gains/losses on derivatives, net of offsets	(318)	844	25	(149)	733
Net income attributable to FBL Financial Group, Inc.	$26,659	$30,905	$25,946	$24,380	$30,017

Operating income per common share - assuming dilution	$1.09	$1.04	$1.05	$1.02	$1.15
Earnings per common share - assuming dilution	$1.06	$1.23	$1.04	$0.97	$1.20

Weighted average common shares outstanding (in thousands):
Basic	24,923	24,921	24,950	24,988	24,990
Effect of dilutive securities	80	75	58	42	40
Diluted	25,003	24,996	25,008	25,030	25,030

Operating return on equity, excluding AOCI - last twelve months	10.9%	10.6%	10.9%	10.6%	10.6%
Operating return on equity, including AOCI - last twelve months	8.8%	8.9%	9.1%	8.9%	8.8%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended September 30, 2016	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$894	$14,210	$10,793	$25,897
Traditional life insurance premiums	—	47,682	—	47,682
Net investment income	53,945	39,227	8,161	101,333
Other income	—	(89)	3,705	3,616
Total operating revenues	54,839	101,030	22,659	178,528

Benefits and expenses:
Interest sensitive product benefits	29,637	25,345	10,239	65,221
Traditional life insurance benefits	—	42,121	—	42,121
Policyholder dividends	—	2,459	—	2,459
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	507	4,229	671	5,407
Amortization of deferred policy acquisition costs	2,231	(2,788)	(432)	(989)
Amortization of value of insurance in force acquired	170	377	—	547
Other underwriting expenses	5,219	14,042	1,210	20,471
Total underwriting, acquisition and insurance expenses	8,127	15,860	1,449	25,436
Interest expense	—	—	1,213	1,213
Other expenses	—	—	3,854	3,854
Total benefits and expenses	37,764	85,785	16,755	140,304
	17,075	15,245	5,904	38,224
Net loss attributable to noncontrolling interest	—	—	10	10
Equity loss, before tax	—	—	(695)	(695)
Pre-tax operating income	$17,075	$15,245	$5,219	$37,539

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended September 30, 2015	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$542	$16,998	$12,321	$29,861
Traditional life insurance premiums	—	46,719	—	46,719
Net investment income	52,873	37,743	7,637	98,253
Other income	—	(29)	3,572	3,543
Total operating revenues	53,415	101,431	23,530	178,376

Benefits and expenses:
Interest sensitive product benefits	26,490	19,548	9,478	55,516
Traditional life insurance benefits	—	41,604	—	41,604
Policyholder dividends	—	2,885	—	2,885
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	441	4,065	737	5,243
Amortization of deferred acquisition costs	1,477	147	7,880	9,504
Amortization of value of insurance in force acquired	288	379	—	667
Other underwriting expenses	4,957	14,448	1,703	21,108
Total underwriting, acquisition and insurance expenses	7,163	19,039	10,320	36,522
Interest expense	—	—	1,213	1,213
Other expenses	—	—	4,277	4,277
Total benefits and expenses	33,653	83,076	25,288	142,017
	19,762	18,355	(1,758)	36,359
Net loss attributable to noncontrolling interest	—	—	19	19
Equity loss, before tax	—	—	(1,035)	(1,035)
Pre-tax operating income (loss)	$19,762	$18,355	$(2,774)	$35,343

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$542	$714	$942	$932	$894
Net investment income	52,873	52,068	51,237	53,022	53,945
Total operating revenues	53,415	52,782	52,179	53,954	54,839

Benefits and expenses:
Interest sensitive product benefits	26,490	28,251	26,486	27,591	29,637
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	441	452	570	523	507
Amortization of deferred acquisition costs	1,477	2,701	2,338	3,905	2,231
Amortization of value of insurance in force acquired	288	206	175	372	170
Other underwriting expenses	4,957	4,903	5,462	5,215	5,219
Total underwriting, acquisition and insurance expenses	7,163	8,262	8,545	10,015	8,127
Total benefits and expenses	33,653	36,513	35,031	37,606	37,764
Pre-tax operating income	$19,762	$16,269	$17,148	$16,348	$17,075

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,042,178	$4,075,702	$4,087,708	$4,146,239	$4,248,096
Deferred acquisition costs	85,271	85,819	87,245	87,405	88,342
Value of insurance in force acquired	5,299	5,088	4,917	4,544	4,374

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,516,729	$3,550,364	$3,586,694	$3,704,266	$3,744,876
Other insurance reserves	373,950	370,326	373,341	368,083	366,899
Allocated equity, excluding AOCI	260,675	262,686	249,482	256,558	259,042

Other data:
Number of direct contracts	52,999	53,319	53,253	53,455	53,410

Portfolio yield net of assumed defaults	4.87%	4.84%	4.79%	4.79%	4.74%
Credited rate	2.79	2.79	2.78	2.76	2.72
Spread on individual annuities at end of quarter (1)	2.08%	2.05%	2.01%	2.03%	2.02%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,667,088	$2,729,891	$2,787,002	$2,827,976	$2,895,799
Deposits	97,494	88,090	83,578	96,890	73,240
Withdrawals, surrenders and death benefits	(38,006)	(37,526)	(46,077)	(38,190)	(43,587)
Net flows	59,488	50,564	37,501	58,700	29,653

Policyholder interest	18,088	19,248	17,898	18,356	19,083
Annuitizations and other	(14,773)	(12,701)	(14,425)	(9,233)	(7,718)
Balance, end of period	2,729,891	2,787,002	2,827,976	2,895,799	2,936,817
Other interest sensitive reserves	786,838	763,362	758,718	808,467	808,059
Total interest sensitive product reserves	$3,516,729	$3,550,364	$3,586,694	$3,704,266	$3,744,876

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$16,998	$16,628	$15,773	$16,637	$14,210
Traditional life insurance premiums	46,719	48,198	50,138	49,605	47,682
Net investment income	37,743	38,306	37,754	38,570	39,227
Other income	(29)	(63)	(62)	(88)	(89)
Total operating revenues	101,431	103,069	103,603	104,724	101,030

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,692	8,309	8,266	8,130	7,886
Death benefits and other	10,856	10,576	8,803	12,169	17,459
Total interest sensitive product benefits	19,548	18,885	17,069	20,299	25,345
Traditional life insurance benefits:
Death benefits	21,768	20,489	21,123	20,019	19,259
Surrender and other benefits	7,242	7,018	8,641	8,215	8,234
Increase in traditional life future policy benefits	12,594	16,671	14,801	15,160	14,628
Total traditional life insurance benefits	41,604	44,178	44,565	43,394	42,121
Policyholder dividends	2,885	3,026	3,040	2,515	2,459
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,065	4,339	4,470	4,338	4,229
Amortization of deferred acquisition costs	147	6,202	5,224	4,878	(2,788)
Amortization of value of insurance in force acquired	379	379	377	377	377
Other underwriting expenses	14,448	14,698	14,787	14,450	14,042
Total underwriting, acquisition and insurance expenses	19,039	25,618	24,858	24,043	15,860
Total benefits and expenses	83,076	91,707	89,532	90,251	85,785
Pre-tax operating income	$18,355	$11,362	$14,071	$14,473	$15,245

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,727,032	$2,756,265	$2,778,449	$2,800,935	$2,825,458
Deferred acquisition costs	245,016	248,333	249,640	252,481	262,803
Value of insurance in force acquired	19,291	18,912	18,535	18,158	17,781

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$850,808	$859,582	$865,923	$875,067	$889,645
Other insurance reserves	1,797,249	1,818,245	1,833,601	1,846,163	1,864,521
Allocated equity, excluding AOCI	327,310	332,956	369,480	372,927	379,540

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,194	365,029	364,708	364,413	364,132
Number of direct policies - universal life	62,045	62,661	62,932	63,321	63,446
Direct face amounts - traditional life	$46,960,976	$47,490,316	$47,869,724	$48,244,884	$48,668,224
Direct face amounts - universal life	$6,515,708	$6,616,049	$6,525,769	$6,751,098	$6,782,177

Portfolio yield net of assumed defaults	5.22%	5.21%	5.21%	5.23%	5.20%
Credited rate	3.81	3.81	3.82	3.76	3.76
Spread on universal life at end of quarter (2)	1.41%	1.40%	1.39%	1.47%	1.44%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$844,306	$850,808	$859,582	$865,923	$875,067
Deposits	22,828	22,955	22,026	22,158	21,397
Withdrawals and surrenders	(7,868)	(5,136)	(6,738)	(7,277)	(4,569)
Net flows	14,960	17,819	15,288	14,881	16,828

Policyholder interest	7,794	7,605	7,523	7,420	7,641
Policy charges	(16,647)	(16,840)	(16,900)	(17,121)	(17,158)
Benefits and other	395	190	430	3,964	7,267
Balance, end of period	$850,808	$859,582	$865,923	$875,067	$889,645

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$12,321	$10,997	$11,396	$11,425	$10,793
Net investment income	7,637	8,060	8,327	7,545	8,161
Other income	3,572	3,597	3,701	4,313	3,705
Total operating revenues	23,530	22,654	23,424	23,283	22,659

Benefits and expenses:
Interest sensitive product benefits	9,478	7,969	9,698	9,145	10,239
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	737	741	757	822	671
Amortization of deferred acquisition costs	7,880	(136)	1,988	2,569	(432)
Other underwriting expenses	1,703	1,499	1,703	1,669	1,210
Total underwriting, acquisition and insurance expenses	10,320	2,104	4,448	5,060	1,449
Interest expense	1,213	1,213	1,212	1,213	1,213
Other expenses	4,277	4,082	4,358	4,435	3,854
Total benefits and expenses	25,288	15,368	19,716	19,853	16,755
	(1,758)	7,286	3,708	3,430	5,904
Net loss (income) attributable to noncontrolling interest	19	5	9	(12)	10
Equity loss, before tax	(1,035)	(1,296)	(1,228)	(1,446)	(695)
Pre-tax operating income (loss)	$(2,774)	$5,995	$2,489	$1,972	$5,219

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$581,838	$627,598	$605,772	$610,526	$604,570
Deferred acquisition costs	74,943	75,366	73,510	70,815	71,225
Separate account assets	617,172	625,257	607,739	603,706	605,729

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$345,069	$346,177	$349,718	$354,952	$359,151
Other insurance reserves	97,130	94,411	96,202	95,241	93,099
Separate account liabilities	617,172	625,257	607,739	603,706	605,729
Allocated equity, excluding AOCI	406,733	421,252	365,230	368,838	379,877

Rollforward of separate account balances:
Beginning separate account balance	$676,045	$617,172	$625,257	$607,739	$603,706
Net premiums	3,455	5,808	4,629	3,275	1,645
Net investment income (loss)	(45,356)	19,291	(3,421)	9,951	22,321
Charges, benefits and surrenders	(16,972)	(17,014)	(18,726)	(17,259)	(21,943)
Ending separate account balance	$617,172	$625,257	$607,739	$603,706	$605,729

Other data:
Number of direct contracts - variable annuity	11,455	11,292	11,098	10,948	10,657
Number of direct policies - variable universal life	41,148	40,693	40,204	39,736	39,275
Direct face amounts - variable universal life	$5,089,925	$5,030,731	$4,962,001	$4,901,960	$4,839,145

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
		(Dollars in thousands)
Annuity
Balance - beginning of period	$83,156	$85,271	$85,819	$87,245	$87,405
Capitalization:
Commissions	3,132	2,917	3,046	3,458	3,042
Expenses	248	327	234	294	186
Deferral of sales inducements	132	257	326	398	183
Total capitalization	3,512	3,501	3,606	4,150	3,411
Amortization - operating basis, before impact of unlocking	(2,909)	(2,722)	(2,373)	(2,740)	(2,276)
Amortization - unlocking, operating basis	1,419	—	—	(1,218)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	93	(231)	193	(32)	(198)
Balance - end of period	$85,271	$85,819	$87,245	$87,405	$88,342

Life Insurance
Balance - beginning of period	$238,647	$245,016	$248,333	$249,640	$252,481
Capitalization:
Commissions	4,392	6,786	4,236	4,844	4,609
Expenses	2,077	2,340	2,267	2,277	2,358
Deferral of sales inducements	125	585	279	250	146
Total capitalization	6,594	9,711	6,782	7,371	7,113
Amortization - operating basis, before impact of unlocking	(4,637)	(4,566)	(5,411)	(4,793)	(4,770)
Amortization - unlocking, operating basis	4,400	(1,833)	—	(271)	7,991
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	12	5	(64)	534	(12)
Balance - end of period	$245,016	$248,333	$249,640	$252,481	$262,803

Corporate and Other
Balance - beginning of period	$82,450	$74,943	$75,366	$73,510	$70,815
Capitalization:
Commissions	139	156	158	186	108
Deferral of sales inducements	1	19	6	4	3
Total capitalization	140	175	164	190	111
Amortization - operating basis, before impact of unlocking	(3,513)	(1,051)	(2,023)	(1,535)	(1,207)
Amortization - unlocking, operating basis	(4,375)	1,220	—	(1,050)	1,661
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	241	79	3	(300)	(155)
Balance - end of period	$74,943	$75,366	$73,510	$70,815	$71,225

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
		(Dollars in thousands)
Total
Balance - beginning of period	$404,253	$405,230	$409,518	$410,395	$410,701
Capitalization:
Commissions	7,663	9,859	7,440	8,488	7,759
Expenses	2,325	2,667	2,501	2,571	2,544
Deferral of sales inducements	258	861	611	652	332
Total capitalization	10,246	13,387	10,552	11,711	10,635
Amortization - operating basis, before impact of unlocking	(11,059)	(8,339)	(9,807)	(9,068)	(8,253)
Amortization - unlocking, operating basis	1,444	(613)	—	(2,539)	9,652
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	346	(147)	132	202	(365)
Balance - end of period	405,230	409,518	410,395	410,701	422,370
Impact of realized/unrealized losses in AOCI	(112,780)	(73,735)	(123,606)	(191,075)	(207,140)
Deferred acquisition costs	$292,450	$335,783	$286,789	$219,626	$215,230

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Operating Income

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$1	$—	$—	$1	$—
Amortization of deferred acquisition costs	1,418	—	—	(1,219)	—
Amortization of value of insurance in force acquired	(52)	—	—	(194)	—
Changes in certain product reserves reported in interest sensitive product benefits	(722)	—	—	—	—
Increase (decrease) to pre-tax operating income	$645	$—	$—	$(1,412)	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$617	$(365)	$—	$114	$(2,244)
Amortization of deferred sales inducements reported in interest sensitive product benefits	(167)	103	—	3	468
Amortization of deferred sales inducements reported in traditional life insurance benefits	262	(70)	—	—	69
Amortization of deferred acquisition costs	4,305	(1,866)	—	(274)	7,453
Changes in certain product reserves reported in interest sensitive product benefits	(513)	587	—	(3,211)	(6,073)
Increase (decrease) to pre-tax operating income	$4,504	$(1,611)	$—	$(3,368)	$(327)

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$607	$(308)	$—	$183	$(419)
Amortization of deferred sales inducements reported in interest sensitive product benefits	61	35	—	(13)	67
Amortization of deferred acquisition costs	(4,436)	1,185	—	(1,037)	1,595
Changes in certain product reserves reported in interest sensitive product benefits	(1,078)	—	—	(54)	(230)
Increase (decrease) to pre-tax operating income	$(4,846)	$912	$—	$(921)	$1,013

Total impact of unlocking on pre-tax operating income	$303	$(699)	$—	$(5,701)	$686

FBL Financial Group, Inc.
Collected Premiums

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$55,743	$39,462	$26,903	$37,574	$23,243
Renewal	19,868	22,628	27,583	23,096	18,420
Total fixed rate	75,611	62,090	54,486	60,670	41,663
Index annuity	22,351	26,005	29,137	36,716	31,578
Total individual	97,962	88,095	83,623	97,386	73,241
Group	4,009	1,467	2,052	3,061	2,757
Total Annuity	101,971	89,562	85,675	100,447	75,998

Life Insurance
Direct:
Universal life:
First year	6,377	5,498	3,385	3,971	4,902
Renewal	15,632	17,166	18,155	17,828	16,135
Total universal life	22,009	22,664	21,540	21,799	21,037
Participating whole life:
First year	3,726	4,161	5,171	3,789	4,050
Renewal	22,964	24,524	25,096	24,983	23,144
Total participating whole life	26,690	28,685	30,267	28,772	27,194
Term life and other:
First year	2,827	2,737	2,670	2,515	2,377
Renewal	22,607	23,517	24,451	24,261	24,066
Total term life and other	25,434	26,254	27,121	26,776	26,443
Total direct life insurance	74,133	77,603	78,928	77,347	74,674
Reinsurance	(5,974)	(7,061)	(7,215)	(7,136)	(7,404)
Total Life Insurance	68,159	70,542	71,713	70,211	67,270

Corporate and Other
Variable, net of reinsurance	13,838	14,424	15,680	16,218	13,082
Accident and health, net of reinsurance	38	216	130	38	40
Total Corporate and Other	13,876	14,640	15,810	16,256	13,122

Total collected premiums	$184,006	$174,744	$173,198	$186,914	$156,390

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2015	2015	2016	2016	2016
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$15,000	$—	$—	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	112,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	994,718	1,016,894	984,192	998,323	1,018,459
Total capitalization, excluding AOCI	1,094,718	1,131,894	1,084,192	1,098,323	1,118,459

Accumulated other comprehensive income	169,560	114,532	185,918	276,122	292,828
Total capitalization, including AOCI	$1,264,278	$1,246,426	$1,270,110	$1,374,445	$1,411,287

Common shares outstanding	24,777,925	24,808,176	24,852,306	24,860,675	24,874,659

Book Value per Share:
Excluding AOCI	$40.15	$40.99	$39.60	$40.16	$40.94
Including AOCI	46.99	45.61	47.08	51.26	52.72

Debt-to-Capital Ratio:
Excluding AOCI	8.9%	9.9%	8.9%	8.8%	8.7%
Including AOCI	7.7	9.0	7.6	7.1	6.9

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.4%	4.9%	4.5%	4.4%	4.3%
Including AOCI	3.8	4.5	3.8	3.5	3.4

Class A Common Ownership:
Iowa Farm Bureau Federation	59.6%	59.5%	59.4%	59.4%	59.4%
Public	40.4	40.5	40.6	40.6	40.6
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2015	2015	2016	2016	2016

Investment by Type:
Fixed maturity securities	66.0%	65.2%	65.4%	65.1%	65.1%
Residential mortgage-backed	6.0	6.0	5.8	5.3	5.2
Commercial mortgage-backed	7.2	7.2	7.3	7.6	7.4
Other asset-backed	7.5	7.6	7.5	8.3	8.8
Mortgage loans	9.0	9.6	9.6	9.3	9.4
Equity securities	1.6	1.6	1.7	1.7	1.6
Other	2.7	2.8	2.7	2.7	2.5

Quality of Fixed Maturity Securities:
AAA, AA, A	64.4%	65.6%	65.0%	64.8%	63.7%
BBB	31.7	30.9	30.7	31.0	31.8
BB	2.8	2.4	2.8	2.8	3.0
<BB	1.1	1.1	1.5	1.4	1.5

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,176	1,188	1,188	1,213	1,214
6 life partner states and Colorado	662	661	660	659	656
	1,838	1,849	1,848	1,872	1,870

	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,554)	$(1,626)	$(1,539)	$(2,508)	$(1,811)
Other equity method investments	519	330	311	1,062	1,116
	(1,035)	(1,296)	(1,228)	(1,446)	(695)
Income taxes:
Taxes on equity income (loss)	362	454	430	507	242
Investment tax credits	3,434	3,433	3,450	3,552	3,581
Equity income, net of related income taxes	$2,761	$2,591	$2,652	$2,613	$3,128